08:23:55 AM                                             EXHIBIT 99. 1


                       MBNA MASTER CREDIT CARD TRUST 91-1

                           KEY PERFORMANCE FACTORS
                                      June, 1996



        Scheduled Maturity                                        4/15/97


        Coupon                                                      7.75%


        Excess Protection Level
          3 Month Average                                           4.91%
        June, 1996                                                  5.37%
        May, 1996                                                   5.57%
        April, 1996                                                 3.80%


        Cash Yield                                                 19.76%


        Investor Charge Offs                                        4.14%


        Base Rate                                                  10.25%


        Over 35 Day Delinquency                                     4.25%


        Seller's Interest                                          21.46%


        Total Payment Rate                                         10.32%


        Total Principal Balance                         $8,997,920,307.50


        Investor Participation Amount                     $833,333,333.34


        Seller Participation Amount                     $1,931,253,640.81